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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) November 20, 2008

                           Global Resource Corporation
             (Exact name of registrant as specified in its charter)

         NEVADA                        000-50944                 84-1565820
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(State or other jurisdiction    (Commission File Number)       IRS Employer
     of incorporation)                                       Identification No.)

          408 BLOOMFIELD DRIVE, UNIT #3, WEST BERLIN, NEW JERSEY 08091
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               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (856) 767-5661
                                                           --------------

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         (Former name or former address, if changed since last report.)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

         On November 20, 2008, Eric Swain, Chief Executive Officer of Global Resource Corporation (the "Company"), sent a letter to holders of Company common stock warrants issued in connection with the Company's acquisition of Carbon Recovery Corporation and Mobilestream Oil, Inc. Mr. Swain informed the warrant holders that the Company has extended the expiration date for these warrants from December 31, 2008 until the date that is one hundred and twenty (120) days after the U.S. Securities and Exchange Commission shall declare effective the registration under the Securities Act of 1933 of the public distribution of the warrants and the shares issuable upon exercise of the warrants. The letter to the warrant holders and the form of amendment of each of these warrants are included as exhibits to this filing.


Item 9.01 Financial Statements and Exhibits

Exhibit No.                Description.
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10.1                       Form first amendment to Carbon Recovery Corporation
                            warrants- Global Resource
                           Corporation Class "B" Purchase Warrant
10.2                       Form first amendment to Carbon Recovery Corporation
                            warrants- Global Resource
                           Corporation Class "D" Purchase Warrant
10.3                       Form first amendment to Carbon Recovery Corporation
                            warrants -Global Resource
                           Corporation Class "E" Purchase Warrant
10.4                       Form first amendment to Mobilestream Oil, Inc.
                            warrants- Global Resource Corporation
                           Common Stock Warrants
99.1                       Letter to Warrant Holders dated November 20, 2008

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                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  Global Resource Corporation


                                  Date November 20, 2008    /s/ Eric Swain
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                                                         Eric Swain
                                                         Chief Executive Officer